                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 31, 2003

                (Date of Report/Date of earliest event reported)


                            PHELPS DODGE CORPORATION

             (Exact name of registrant as specified in its charter)

          New York                 333-67606                   13-1808503
(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation)              Number)                 Identification No.)

                            ONE NORTH CENTRAL AVENUE
                             PHOENIX, ARIZONA 85004
              (Address and zip code of principal executive offices)



                                 (602) 366-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 31, 2003, Phelps Dodge Corporation issued a press release announcing that one of its wholly-owned subsidiaries has agreed to acquire the one-third general partnership interest in Chino Mines Company in New Mexico currently held by Heisei Minerals Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    July 31, 2003                     PHELPS DODGE CORPORATION
                                           (Registrant)
                                           By: /s/ Ramiro G. Peru
                                               ------------------
                                               Name:  Ramiro G. Peru
                                               Title: Senior Vive President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


         99.1     Press release, dated July 31, 2003.